UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (date of earliest event reported): February 15, 2007

                                  EQUINIX, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                    000-31293                77-0487526
----------------------------   ------------------------   ----------------------
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                   Identification Number)


                           301 Velocity Way, 5th Floor
                          Foster City, California 94404
                                 (650) 513-7000
--------------------------------------------------------------------------------
                   (Addresses of principal executive offices)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Election of Director.

     Irving F. Lyons, III has been elected to the Board of Directors ("Board") of Equinix, Inc. ("Equinix"), effective February 15, 2007. With the election of Mr. Lyons, Equinix's Board now consists of six members. Mr. Lyons will serve as a member of the Board's Real Estate Committee.

     Mr. Lyons currently serves on the Board of Directors of BRE Properties, Inc. where he serves on the Compensation Committee and Real Estate (Investment) Committee. He is also on the UC Berkeley Foundation Board of Directors where he serves on the Investment Committee. Mr. Lyons holds a BS in Industrial Engineering from UC Berkeley and an MBA from Stanford University.

     As a member of Equinix's Board, Mr. Lyons will receive Equinix's standard compensation for non-employee directors as described in Item 8.01 below.

     A copy of the related press release is attached hereto as Exhibit 99.1.

Item 8.01.  Other Events.

     On February 15, 2007, Equinix's Board approved an increase in the quarterly retainer payable for service on the Board from $3,000 to $6,000. All other elements of compensation for service on the Board remain unchanged. In addition to the quarterly retainer, members of the Board receive the following for Board service: (i) $3,000 per meeting of a committee of the Board actually attended (or $5,000 if serving as chairperson of the committee); (ii) an option to purchase 15,000 shares of Equinix's common stock upon joining the Board (or 20,000 shares if joining as chairperson of the Audit Committee) which becomes exercisable and vests in four equal annual installments from the date of grant; and (iii) at each of Equinix's annual stockholders' meetings, provided the director will continue to be a director after the meeting, an option to purchase 5,000 shares of Equinix's common stock which becomes fully exercisable and fully vested on the first anniversary of the date of grant. A new director who receives the initial option will not receive the annual option in the same calendar year. Non-employee directors are also reimbursed for their out-of-pocket expenses that arise from service on the Board or its committees.

Item 9.01.  Financial Statements and Exhibits.

   (d) Exhibits.

       99.1   Press Release of Equinix, Inc. dated February 20, 2007.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            EQUINIX, INC.


DATE:  February 20, 2007                     By:      /s/ KEITH D. TAYLOR
                                                    --------------------------
                                                    Keith D. Taylor
                                                    Chief Financial Officer

                                  EXHIBIT INDEX


    Exhibit
    Number               Description
    ------               -----------
    99.1                 Press Release of Equinix, Inc. dated February 20, 2007.